SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

Trust for Professional Managers
 (Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

September 7, 2016

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment in the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and/or the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (each, a “Fund” and collectively, the “Funds”).  Enclosed is a Notice, Proxy Statement and Proxy Card(s) for a Special Meeting of Shareholders (the “Special Meeting”) of the Funds, each a series of Trust for Professional Managers (the “Trust”).  The Special Meeting is scheduled for October 28, 2016 and will be held at 10:00 a.m., Central Time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  If you are a shareholder of record of one or more of the Funds as of the close of business on August 31, 2016, you are entitled to vote at the Special Meeting and any adjournment thereof.

Gerstein, Fisher & Associates, Inc. (“Gerstein Fisher”) has served as the investment adviser to each of the Funds since its inception.  We are pleased to report to you that Gerstein Fisher has agreed to become a part of People’s Securities, Inc. (“People’s Securities”), an investment advisory subsidiary of People’s United Bank, N.A.  People’s United Bank, N.A. is a subsidiary of People’s United Financial, Inc., a diversified financial services company with over $40 billion in assets.  We believe that the Funds’ investors will benefit from the strength, additional scale, and resources that People’s Securities brings.  With these resources, People’s Securities, doing business as Gerstein Fisher (the “New Advisor”), will be able to continue to invest in leading-edge quantitative research and investment technology for its family of Multi-Factor® mutual funds.

Under the terms of an agreement between Gerstein Fisher and People’s Securities, People’s Securities will acquire substantially all of the assets of Gerstein Fisher (the “Transaction”).  The senior members of Gerstein Fisher’s Investment Strategy Group, myself included, will retain economic interests and incentives in the New Advisor.  As portfolio manager, I will maintain full discretion over investment strategy, research, and implementation for each Fund.  At the Special Meeting, shareholders will be asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the New Advisor (the “New Investment Advisory Agreement”).  The New Investment Advisory Agreement will have the same management fees as, and does not otherwise materially differ from, the prior investment advisory agreement between the Trust, on behalf of each Fund, and Gerstein Fisher (the “Prior Investment Advisory Agreement”).  It is expected that following the Transaction, there will be no changes to any Fund’s portfolio management team and each Fund will continue to be managed pursuant to its existing strategy and guidelines.

The Transaction will not result in any significant changes for the shareholders of the Funds.  It is important to remember that this Transaction involves Gerstein Fisher, the investment adviser to the Funds, not the Funds themselves.  However, the Transaction will result in an assignment and termination of the Prior Investment Advisory Agreement due to the change in control of Gerstein Fisher.  As noted previously, however, as it relates to investment strategy, I will retain full control and discretion.  Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires the automatic termination of an advisory agreement when it is assigned.  Accordingly, you are being asked to approve the New Investment Advisory Agreement so that the management of your Fund(s) may continue without interruption or any changes.

The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before October 27, 2016.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card(s). Enter the control number on your Proxy Card(s) and follow the instructions.
•	PHONE: Please call the toll-free number listed on your Proxy Card(s). The control number on your Proxy Card(s) will be needed at the time of the call.
•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter.  If you have any questions, please first call Gerstein Fisher at 1-800-473-1155, or Broadridge Financial Solutions, Inc.  at 855-835-8313.  Representatives are available to take your call on Monday through Friday 9 a.m. to 10 p.m., Eastern time.

Sincerely,

Gregg S. Fisher CFA, CFP
Chief Investment Officer
Gerstein, Fisher & Associates, Inc.
Portfolio Manager of the Gerstein Fisher Funds

Q&A
Gerstein Fisher Multi-Factor® Growth Equity Fund
Gerstein Fisher Multi-Factor® International Growth Equity Fund
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Each a series of Trust for Professional Managers

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider.  This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:	As of August 31, 2016, you were a shareholder of record of the Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Growth Equity Fund”), the Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “International Growth Equity Fund”), and/or the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”) (each, a “Fund,” and collectively, the “Funds” or the “Gerstein Fisher Funds”), each a series of Trust for Professional Managers (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and People’s Securities, Inc., doing business as Gerstein Fisher (the “New Advisor”), to continue to serve as the investment adviser for each Fund following the acquisition of substantially all of the assets of Gerstein, Fisher & Associates, Inc. (“Gerstein Fisher”) by People’s Securities, Inc. (“People’s Securities”). This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and Proxy Card(s).

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on August 16, 2016, the Board approved the New Advisor as the new investment adviser to each Fund under a new investment advisory agreement (the “New Investment Advisory Agreement”), subject to shareholder approval.

Question:	What am I being asked to vote on?

Answer:	You are being asked to vote to approve the New Investment Advisory Agreement between the Trust, on behalf of each Fund, and the New Advisor.

In a transaction that is expected to close on or about October 31, 2016, People’s Securities will acquire substantially all of the assets of Gerstein Fisher (the “Transaction”), and Gerstein Fisher will combine its operations with People’s Securities and cease to operate as a separate business.  It is intended that after shareholder approval and the consummation of the Transaction, the New Advisor will provide services to the Funds under the business name “Gerstein Fisher.”.

The purchase of substantially all of the assets of Gerstein Fisher by People’s Securities constitutes a change in control of Gerstein Fisher that will trigger an automatic termination of the current investment advisory agreement between Gerstein Fisher and the Trust, on behalf of each Fund (the “Prior Investment Advisory Agreement”).  Accordingly, each Fund needs shareholder approval to approve the New Investment Advisory Agreement in order for the New Advisor to serve as the Funds’ investment adviser and avoid disruption in the management of the Funds.  There are no material differences between the Prior Investment Advisory Agreement and the proposed New Investment Advisory Agreement, other than the effective dates and the name of the investment adviser.  It is expected that following the Transaction, Gregg S. Fisher, the Funds’ portfolio manager, will continue to manage the Funds pursuant to the Funds’ existing investment strategies and guidelines.

Q&A
1

Accordingly, the Funds are seeking shareholder approval to approve the New Investment Advisory Agreement in order to replace the Prior Investment Advisory Agreement and to allow the New Advisor to serve as the Funds’ investment adviser.  If a Fund’s shareholders do not approve the New Investment Advisory Agreement with the New Advisor as the investment adviser for the applicable Fund prior to the close of the Transaction, the Board will implement an Interim Investment Advisory Agreement with respect to that Fund pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which would have a maximum term of 150 days from the closing of the Transaction.  If a Fund’s shareholders do not approve the New Investment Advisory Agreement with the New Advisor as the investment adviser for the applicable Fund(s) within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the applicable Fund(s), including, but not limited to, the liquidation of the Fund(s).

Question:	How will my approval of this proposal affect the management and operation of the Funds?

Answer:	The Funds’ investment strategies will not change as a result of the New Investment Advisory Agreement with the New Advisor. It is anticipated that there will be no change to each Fund’s portfolio management team. The number and value of your shares in each Fund will not change. The annual investment management fee for each Fund will not change. You will continue to receive uninterrupted investment management and shareholder services.

In connection with the Transaction, it is expected that the Funds’ distributor and principal underwriter, GFA Securities, LLC (“GFA Securities”), an affiliate of Gerstein Fisher, will be replaced with an entity the New Advisor believes offers the same or enhanced levels of service as GFA Securities.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on October 28, 2016 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Question:	How will my approval of this proposal affect the expenses of the Funds?

Answer:	The proposed approval of the New Investment Advisory Agreement will not result in an increase in the annual investment management fee paid by the each Fund and is not expected to impact the Funds’ total expenses. It is expected that as more assets come into the Funds, Fund expenses will potentially be reduced.

Q&A
2

Question:	What are the primary reasons for the selection of the New Advisor as the investment adviser of the Funds?

Answer: The Board weighed a number of factors in reaching its decision to approve the New Advisor as the investment adviser for the Funds, including the history, reputation, qualifications and resources of the New Advisor and the fact that Gregg S. Fisher will remain as the Funds’ portfolio manager, supported by the senior members of Gerstein Fisher’s Investment Strategy Group and research team.  The Board also considered that, as a result of the proposal, each Fund’s annual investment management fee would not increase and that all costs incurred by the Funds as a result of this change in control would be borne by Gerstein Fisher and People’s Securities, not the Funds’ shareholders.  In addition, the New Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the Funds to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed the Fund’s current operating expense limitation disclosed in the Funds’ prospectus.  The New Advisor will enter into an agreement to waive advisory fees and/or reimburse expenses of the Funds with identical operating expense limitations as disclosed in the Funds’ prospectus for at least two years following the closing of the Transaction.  After two years, the Funds’ operating expenses may increase.  Other than the effective date, the initial term of the agreement and the identity of the investment adviser, this operating expense limitation agreement is substantially identical to the operating expense limitation agreement currently in place between the Trust, on behalf of the Funds, and Gerstein Fisher.  Other expected benefits include providing continuity in the portfolio management of the Funds, including retaining current personnel, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

Additionally, we believe that the Funds’ investors will benefit from the strength, additional scale, and resources that the New Advisor brings.  With these resources, the New Advisor will be able to continue to invest in leading-edge quantitative research.  Over time, more assets invested in the Funds should afford economies of scale that will drive trading efficiencies and have the potential to lower overall costs to Fund shareholders.

Question:	Are there any material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:	No. There are no material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement, other than the effective dates and the identity of the investment adviser.

Question:	Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:	Yes. The Board has unanimously approved the proposal set forth herein, and recommends that shareholders of each Fund also vote in favor of the proposal.

Question:	Who is Broadridge Financial Solutions, Inc.?

Q&A
3

Answer:	Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:	The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by Gerstein Fisher and People’s Securities. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:	Shareholders of record of each Fund as of the close of business on August 31, 2016 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of a Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting. If you owned shares of more than one Fund as of the Record Date, you are entitled to vote shares on the proposed New Investment Advisory Agreement for each Fund that you owned.

Question:	What vote is required?

Answer:	Approval of the proposal to approve the New Investment Advisory Agreement with the New Advisor as the investment adviser for each Fund requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:	How do I vote my shares?

Answer:
Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed Proxy Card(s) and mailing the Proxy Card(s) in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card(s) and following the recorded instructions.

In addition, you may vote through the Internet by visiting the website located on your Proxy Card(s) and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please first call Gerstein Fisher at 1-800-473-1155, or the Funds’ proxy information line at 855-835-8313.

Q&A
4

If you simply sign and date the Proxy Card(s) but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders of each Fund will vote separately to approve the New Investment Advisory Agreement.  If you owned shares of multiple Funds as of the Record Date, you will receive a separate Proxy Card for each Fund for which you owned shares and you must vote separately for each Fund owned.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing with the applicable Fund(s) a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:	Whom should I call for additional information about this Proxy Statement or the Funds?

Answer:	If you need assistance, or have any questions regarding the proposal or how to vote your shares, please first call Gerstein Fisher at 1-800-473-1155, or the Funds’ proxy information line at 855-835-8313. Representatives are available Monday through Friday 9:00 am to 10:00 pm Central Time. For more information about the Funds, please call Gerstein Fisher at 1-800-473-1155.

Question:	How is a quorum for the Special Meeting established?

Answer:	One-third of a Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum for such Fund at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund(s).

Please complete, sign and return the enclosed Proxy Card(s) in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed Proxy Card(s).  No postage is required if mailed in the United States.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.
Q&A
5

Gerstein Fisher Multi-Factor® Growth Equity Fund
Gerstein Fisher Multi-Factor® International Growth Equity Fund
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Each a series of Trust for Professional Managers

c/o U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
615 EAST MICHIGAN STREET, 2ND FLOOR
MILWAUKEE, WISCONSIN 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 to be held October 28, 2016

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Growth Equity Fund”), the Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “International Growth Equity Fund”), and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”) (each, a “Fund,” and collectively, the “Funds” or the “Gerstein Fisher Funds”), each a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on October 28, 2016, at 10:00 a.m. Central time for the purpose of considering the following:

(1)	Approval of an investment advisory agreement between People’s Securities, Inc., doing business as Gerstein Fisher (the “New Advisor”), and the Trust, on behalf of each Fund; and

(2)	Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

The Board has unanimously approved the investment advisory agreement between the New Advisor and the Trust, on behalf of each Fund.  However, shareholder approval is required to proceed.  The Board believes that the proposal is in the best interests of Fund shareholders, and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on August 31, 2016 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

Adam W. Smith, Esq., Secretary
Trust for Professional Managers
September 7, 2016

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

1

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Gerstein Fisher Multi-Factor® Growth Equity Fund
Gerstein Fisher Multi-Factor® International Growth Equity Fund
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Each a Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-443-2862

TO BE HELD ON OCTOBER 28, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust) and its series, the Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Growth Equity Fund”), the Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “International Growth Equity Fund”), and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”) (each, a “Fund,” and collectively, the “Funds” or the “Gerstein Fisher Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on October 28, 2016 at 10:00 a.m., Central time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as August 31, 2016 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about September 14, 2016.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To approve an investment advisory agreement between People’s Securities, Inc., doing business as Gerstein Fisher, and the Trust, on behalf of each Fund.

Shareholders of each Fund are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between People’s Securities, Inc., doing business as Gerstein Fisher (the “New Advisor”) and the Trust, on behalf of each Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 28, 2016:

The Notice of Special Meeting, Proxy Statement and Proxy Card(s) are available at www.proxyvote.com.  To obtain directions to attend the Special Meeting, please call 1-800-473-1155.  For a free copy of the Funds’ latest annual and/or semi-annual report, call 1-800-473-1155 or visit the Funds’ website at www.gersteinfisherfunds.com or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement

Background

Gerstein, Fisher & Associates, Inc. (“Gerstein Fisher”) has served as the investment adviser to the Funds since their inception.  On July 18, 2016, Gerstein Fisher entered into an agreement to be acquired by People’s Securities, Inc. (“People’s Securities”), a subsidiary of People’s United Bank, N.A. (“People’s United”).  In a transaction that is subject to customary closing conditions and is expected to close on or about October 31, 2016, People’s Securities will acquire substantially all of the assets of Gerstein Fisher (the “Transaction”).  As a result, if approved by each Fund’s shareholders, the New Advisor, will be the new investment adviser to the Funds.  It is important to note that following the Transaction, Gregg S. Fisher, the Funds’ current portfolio manager, will continue to manage each Fund pursuant to the Fund’s existing investment strategies and guidelines with full discretion over investment strategy, research and implementation.  Gregg Fisher and the senior members of Gerstein Fisher’s Investment Strategy Group will retain economic interests and incentives with the New Advisor.  Further, the Transaction is not expected to result in any material changes to the investment advisory agreement with each Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates when an investment adviser undergoes a change in control.  The acquisition by People’s Securities of substantially all of the assets of Gerstein Fisher as proposed in the Transaction will constitute a change of control of Gerstein Fisher, which, upon closing of the Transaction, will trigger an automatic termination of the prior investment advisory agreement between Gerstein Fisher and the Trust, on behalf of the Funds, dated as of November 8, 2011, as amended February 21, 2013 (the “Prior Investment Advisory Agreement”).

The Board approved the New Investment Advisory Agreement between the New Advisor and the Trust, on behalf of the Funds, to replace the Prior Investment Advisory Agreement, at an in-person meeting held on August 16, 2016, subject to shareholder approval.

Accordingly, each Fund is seeking shareholder approval to approve the New Investment Advisory Agreement to replace the Prior Investment Advisory Agreement with respect to the Fund and to allow the New Advisor to serve as the Fund’s investment adviser following the Transaction.  The Transaction is not expected to result in any material changes to the investment advisory agreement with the Funds or the services provided to the Funds.  If a Fund’s shareholders do not approve the New Investment Advisory Agreement with respect to one or more of the Funds, then the New Advisor will not be permitted to serve as that Fund’s investment adviser and the Board will have to consider other alternatives for the Fund, including, but not limited to, the liquidation of the Fund.  Shareholder approval of the New Investment Advisory Agreement for one Fund is not contingent on shareholder approval of the New Investment Advisory Agreement for any other Fund.

In connection with the Transaction, it is expected that the Funds’ distributor and principal underwriter, GFA Securities, LLC (“GFA Securities”), an affiliate of Gerstein Fisher, will be replaced with an entity the New Advisor believes offers the same or enhanced levels of service as GFA Securities.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are materially identical to the terms of the Prior Investment Advisory Agreement with respect to services to be provided by the New Advisor compared to those currently provided by Gerstein Fisher.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Growth Equity Fund for approval on December 31, 2009, to the shareholders of the International Growth Equity Fund for approval on January 27, 2012, and to the shareholders of the Global Real Estate Securities Fund for approval on April 30, 2013, and was effective as of the respective inception dates of each Fund.

Proxy Statement

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than the effective date and the identity of the investment adviser.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are described below in the section titled “Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement.”

The New Investment Advisory Agreement will take effect with respect to each Fund upon shareholder approval.  If a Fund’s shareholders do not approve the New Investment Advisory Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will have to consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, but not limited to, the liquidation of the Fund.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction, such as the one between Gerstein Fisher and People’s Securities, occurs, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the funds managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  In order to avoid an “unfair burden” on the Funds, the New Advisor has contractually agreed to waive its advisory fees and/or reimburse expenses of each Fund to the extent necessary to ensure that each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, taxes, interest expense, dividend and interest expense on securities sold short, proxy expenses and extraordinary expenses) do not exceed the Fund’s current expense limitations disclosed in the Funds’ prospectus (the “Expense Cap”) for a period of at least two years.  The agreement by the New Advisor to waive advisory fees and/or reimburse expenses of each Fund will continue for least two years following the date of the Transaction under a new operating expenses limitation agreement between the New Advisor and the Trust, on behalf of the Funds.  After two years, the Funds’ operating expenses may increase.  The New Advisor may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction.  Other than the effective date, the initial term of the agreement and the identity of the investment adviser, this operating expense limitation agreement is substantially identical to the operating expense limitation agreement currently in place between the Trust, on behalf of the Funds, and Gerstein Fisher.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must not be “interested persons” as defined by the 1940 Act (the "Interested Trustees").  The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Proxy Statement

Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time period.

Compensation Paid to Gerstein Fisher

Under the Prior Investment Advisory Agreement, Gerstein Fisher is entitled to receive a monthly management fee computed at an annual rate of 0.85% of the Growth Equity Fund’s average daily net assets and the International Growth Equity Fund’s average daily net assets, and 0.65% of the Global Real Estate Securities Fund’s average daily net assets in return for the services provided by Gerstein Fisher as investment adviser to the Funds (subject to applicable operating expense limitations).  The management fee structure under the New Investment Advisory Agreement will be identical to the management fee structure under the Prior Investment Advisory Agreement.  For the fiscal year ended November 30, 2015, the Funds paid Gerstein Fisher investment management fees in the amounts shown below.

Management Fees Paid to Gerstein Fisher for the
Fiscal Year Ended November 30, 2015

Growth Equity Fund
Management Fee	Recoupment / (Waiver)	Management Fee after Recoupment / (Waiver)
$1,981,277	($116,654)	$1,864,623

International Growth Equity Fund
Management Fee	Recoupment / (Waiver)	Management Fee after Recoupment / (Waiver)
$1,164,453	$0	$1,164,453

Global Real Estate Securities Fund
Management Fee	Recoupment / (Waiver)	Management Fee after Recoupment / (Waiver)
$562,749	($23,705)	$539,044

In connection with the Prior Investment Advisory Agreement, Gerstein Fisher contractually agreed to an operating expense limitation that limited total annual operating expenses to 0.99% of the average net assets of the Growth Equity Fund, 1.10% of the average net assets of the International Growth Equity Fund, and 1.00% of the average net assets of the Global Real Estate Securities Fund.  Additionally, in the event that a Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual operating expense limitation, Gerstein Fisher agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  These operating expense limitations will continue under a new operating expense limitation agreement between the New Advisor and the Trust, on behalf of each Fund, for at least two years.  Other than the effective date, the initial term of the agreement and the identity of the investment adviser, this operating expense limitation agreement is substantially identical to the operating expense limitation agreement currently in place between the Trust, on behalf of the Funds, and Gerstein Fisher.  After two years, the Funds’ operating expenses may increase.

Proxy Statement

Information about People’s Securities

People’s Securities is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  People’s Securities’ principal office is located at 850 Main Street, Bridgeport, Connecticut 06604.  As of the date of this Proxy Statement, People’s United Wealth Management, which includes People’s Securities, had managed approximately $8 billion of assets under discretionary management.

The following table sets forth the name, position and principal occupation of each current member and principal officer of People’s Securities, each of whom is located at People’s Securities’ principal office location.

Name	Position/Principal Occupation
Michael Eugene Harkins	President and Chief Executive Officer
Jeffrey Michael Liguori	Managing Director of Olson Mobeck Investment Advisor
Bruce Timothy Mcelwee	Treasurer
Dennis Patrick Beirne	Chief Compliance Officer
Patricia Lynn Chonko	Corporate Secretary
Robert Edward Trautmann	Director
John P. Barnes	Director
Galan George Daukas	Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of People’s Securities.

Name	% of Voting Securities Held
People’s United Bank, N.A.	100%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  However, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement.  The investment advisory services to be provided by the New Advisor under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Gerstein Fisher and the fee structure under the Prior Investment Advisory Agreement.  For purposes of this sub-section the term “Advisor” applies equally to Gerstein Fisher and the New Advisor.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Advisor will provide for the overall management of each Fund, including: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities and other permitted investments for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for each Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for each Fund, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Advisor with respect to the services performed on behalf of the Funds, except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Proxy Statement

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, to the extent not delegated to a sub-advisor, the Advisor shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Board.  The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take such factors as it deems relevant into consideration including, without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis.  The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Advisor is responsible for providing the personnel, office space and equipment reasonably necessary for the Advisor to perform its services, the expenses of printing and distributing copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders), to the extent such expenses are not covered by any applicable shareholder servicing fee plan or plan adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor, and any costs of liquidating or reorganizing the Funds.

Each Fund is responsible for all of its own expenses, except for those specifically assigned to the Advisor under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; insurance premiums on property or personnel of the Funds which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical management fee structure based on each Fund’s average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time a Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of each Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by a Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Advisor at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Proxy Statement

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties imposed on the Advisor by the agreement, the Advisor will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met in person at a special meeting held on August 16, 2016, during which the Board reviewed materials related to Gerstein Fisher and the New Advisor.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by Gerstein Fisher since each Fund’s inception compared to the quality of services expected to be provided to the Funds with the New Advisor as the investment advisor going forward; (2) the performance of the Funds while managed by Gerstein Fisher; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that the New Advisor is retaining the Funds’ current portfolio manager to continue managing the Funds, as well as the fact that the Funds will benefit from the depth of investment talent and resources of the New Advisor; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that the New Advisor has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from Gerstein Fisher and the New Advisor prior to the August 16, 2016 meeting.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.  For purposes of this subsection the term “Advisor” applies equally to Gerstein Fisher and the New Advisor.

Nature, Extent and Quality of Services Provided to the Funds.  The Trustees considered the nature, extent and quality of services provided by the Advisor to the Funds and the amount of time devoted to the Funds’ affairs by the Advisor’s staff.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Mr. Gregg Fisher, the Funds’ portfolio manager, and other key personnel at the Advisor involved in the day-to-day activities of the Funds.  The Trustees reviewed the structure of the Advisor’s compliance program and discussed the Advisor’s continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.  The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program.  The Trustees noted that the Funds will likely benefit from the additional resources available to the Advisor as a result of the Transaction.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Advisor’s compliance program, were satisfactory and reliable.

Proxy Statement

Investment Performance of the Advisor and the Funds.  The Trustees discussed the performance of the Growth Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the Russell 3000 Growth Index), and in comparison to a peer group of U.S. open-end large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Advisor’s separately-managed account composite that is similar to the Growth Equity Fund in terms of investment strategy.

The Trustees noted that the Growth Equity Fund’s performance for the year-to-date and five-year periods ended April 30, 2016 was above its Morningstar Peer Group medians, falling within the second quartile for each period.  The Trustees noted the Fund’s performance for the one-year and three-year periods ended April 30, 2016 was below its Morningstar Peer Group medians, falling into the third quartile for each period.  The Trustees further noted that for the year-to-date period ended March 31, 2016, the Fund’s performance was slightly below the benchmark index, but exceeded the benchmark for the one-year, three-year, five-year and since inception periods ended March 31, 2016.  The Trustees also noted the Fund’s performance for the period ended March 31, 2016 was better on an absolute and relative basis compared with the Advisor’s separately-managed accounts that are similar to the Growth Equity Fund in terms of investment strategy due to the Growth Equity Fund’s greater weighting towards growth equity stocks.

The Trustees discussed the performance of the International Growth Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and longer-term performance of the International Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the MSCI EAFE Growth Index), and in comparison to a peer group of U.S. open-end foreign large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Advisor did not manage any other accounts with the same or similar investment strategies as the International Growth Equity Fund.

The Trustees noted that the International Growth Equity Fund’s performance for the one-year and three-year periods ended April 30, 2016 was above its Morningstar Peer Group medians, falling into the second quartile for the one-year period and the first quartile for the three-year period.  The Trustees also noted the Fund’s performance for the year-to-date period was below its Morningstar Peer Group median, falling into the third quartile.  The Trustees further noted that for the year-to-date, three-year and since inception periods ended March 31, 2016, the Fund outperformed its benchmark index, and underperformed its benchmark index for the one-year period ended March 31, 2016.

The Trustees discussed the performance of the Global Real Estate Securities Fund for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and longer-term performance of the Global Real Estate Securities Fund on both an absolute basis and in comparison to its benchmark index (the FTSE EPRA/NAREIT Developed Index), and in comparison to a peer group of U.S. open-end global real estate funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Advisor did not manage any other accounts with the same or similar investment strategies as the Global Real Estate Securities Fund.

Proxy Statement

The Trustees noted that the Global Real Estate Securities Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2016 was above its Morningstar Peer Group median, falling within the first quartile for each period.  The Trustees further noted that for the year-to-date, one-year and since inception periods ended March 31, 2016, the Fund had outperformed its benchmark index.

After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Advisor’s management of the Funds.

Costs of Service and Profits Realized by the Advisor.  The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and with respect to the Growth Equity Fund, the Advisor’s separately-managed accounts that are similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had previously subsidized each Fund’s operations, but had not yet fully recouped those subsidies from the Growth Equity Fund, the International Growth Equity Fund and the Global Real Estate Securities Fund.  The Trustees also examined the level of profits realized by the Advisor from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Advisor.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 16, 2016 meeting at which the New Investment Advisory Agreement was formally considered, as well as the reports made by the Advisor over the course of the year.

The Trustees noted that the Growth Equity Fund’s contractual management fee of 0.85% fell into the fourth quartile and was above the Morningstar Peer Group average of 0.71%, which fell at the top of the second quartile.  The Trustees noted that the Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.99% fell at the top of the third quartile and was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.92%, which was at the top of the second quartile.  The Trustees then compared the fees paid by the Growth Equity Fund to the total fees charged to the Advisor’s separately-managed accounts that are similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees noted that the International Growth Equity Fund’s contractual management fee of 0.85% was between the second and third quartiles and slightly below the Morningstar Peer Group average of 0.86%, which fell within the third quartile.  The Trustees noted that the International Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.11% fell within the second quartile and was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.18%, which also fell within the second quartile.

Proxy Statement

The Trustees noted that the Global Real Estate Securities Fund’s contractual management fee of 0.65% fell into the first quartile and was below the Morningstar Peer Group average of 0.92%, which fell at the top of the second quartile.  The Trustees noted that the Global Real Estate Securities Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% fell within the first quartile, below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.13%, which fell in the third quartile.

The Trustees then noted the New Investment Advisory Agreement contained the identical fee structure as the Prior Investment Advisory Agreement.  The Trustees further noted the Advisor had agreed to waive advisory fees and/or reimburse expenses of the Fund for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Advisor and the Trust, on behalf of the Funds.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Advisor, that the Advisor was not realizing profits in connection with its management of the Funds and further concluded that the Advisor had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

Extent of Economies of Scale as each Fund Grows.  The Trustees compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Funds’ management fees and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Advisor was open to considering breakpoints in its fee structure when the asset level of the Funds increased.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Advisor and the Funds at each Fund’s current asset level.

Benefits Derived from the Relationship with the Funds.  The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Funds.  The Trustees examined the brokerage and commissions of the Advisor with respect to the Funds.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

Conclusions.  No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with the Advisor, including the advisory fees to be paid thereunder, was fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Funds and their shareholders.

Proxy Statement

Vote Required

Shareholders of each Fund will vote separately for purposes of approving the New Investment Advisory Agreement.  Approval of the proposal to approve the New Investment Advisory Agreement in order to engage the New Advisor as the investment adviser for each of the Funds requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of each Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Gerstein Fisher or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Gerstein Fisher, People’s Securities or any of their affiliated companies.

Proxy Statement

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of each Fund at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, the total outstanding shares of each of the Funds were as follows:

Fund	Shares Outstanding
Growth Equity Fund	14,317,165.936
International Growth Equity Fund	11,175,342.56
Global Real Estate Securities Fund	9,370,075.325

Management Ownership.  As of the Record Date, no officer or trustee of a Fund as a group owned of record or beneficially any of the Funds’ outstanding shares.  Furthermore, neither the Trustees nor members of their immediate family own securities beneficially or of record in Gerstein Fisher, People’s Securities, GFA Securities, or any of their affiliates.  Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in Gerstein Fisher, People’s Securities, GFA Securities, or any of their affiliates.  In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which Gerstein Fisher, People’s Securities, GFA Securities, or any of their affiliates was a party.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of the Record Date, the shareholders indicated below were known by the Funds to be a control person or principal shareholder of a Fund:

Growth Equity Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6,634,626.137	46.34%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,735,182.52	19.10%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,376,400.992	16.60%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	1,838,330.526	12.84%	Record

Proxy Statement

International Growth Equity Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5,643,533.592	50.50%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,903,028.339	17.03%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	1,502,620.817	13.45%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,442,064.255	12.90%	Record

Global Real Estate Securities Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	4,954,358.999	52.87%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,632,491.988	17.42%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	1,380,626.949	14.73%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,197,203.195	12.78%	Record

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Funds’ “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Funds do not execute portfolio transactions through affiliated brokers.

Proxy Statement

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about September 14, 2016.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  Gerstein Fisher has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management and internet and telephone voting services in addition to the mailing of the proxy statement.  The estimated fee to be paid to Broadridge by Gerstein Fisher is $86,000 in the aggregate.  In addition, Broadridge may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Adam W. Smith, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.

All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for each Fund is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting with respect to the Fund.  If a quorum is not present at the Special Meeting with respect to a Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund(s) present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Proxy Statement

Shareholders of record of each Fund at the close of business on August 31, 2016 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of a Fund as of August 31, 2016.  Each whole share of a Fund you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from Broadridge, Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Gerstein Fisher and People’s Securities.  The estimated cost of the solicitation is $107,292.

Service Providers

The Funds’ investment adviser is Gerstein Fisher, located at 565 Fifth Avenue, 27th Floor, New York, NY 10017.  The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian.  GFA Securities, located at 565 Fifth Avenue, 27th Floor, New York, New York 10017, serves as distributor and principal underwriter to the Funds.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate Proxy Cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-443-2862 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.
Proxy Statement

EXHIBIT A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

With

PEOPLE’S SECURITIES, INC. DOING BUSINESS AS GERSTEIN FISHER

THIS INVESTMENT ADVISORY AGREEMENT  (the “Agreement”) is made as of the […]day of […], 2016, by and between Trust for Professional Managers, (hereinafter called the “Trust”), on behalf of the series of the Trust as listed in Schedule A attached hereto, as may be amended from time to time (each a “Fund,” and collectively, the “Funds”), and People’s Securities, Inc. doing business as Gerstein Fisher (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, as amended from time to time; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser.  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e) The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees.  Where such arrangements are authorized by the Trust’s Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon the Board of Trustees’ review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

13. TERM.

(a) This Agreement shall become effective with respect to the Fund at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Fund may use the name “Gerstein, Fisher & Associates, Inc.” or any name derived from or using the name “Gerstein Fisher & Associates, Inc.” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

14. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy (the “Policy”).  The parties acknowledge that the USA PATRIOT Act is not currently applicable to registered investment advisers.  However, the Adviser agrees, to the extent reasonably required to assist the Trust’s compliance with the Policy, to provide information and/or documentation to the Trust and/or the Fund’s administrator.  The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf its series listed on Schedule A	PEOPLE’S SECURITIES, INC. d/b/a GERSTEIN FISHER

By: /s/ John P. Buckel	By: /s/ Gregg S. Fisher
Name: John P. Buckel	Name: Gregg S. Fisher
Title: President	Title: Head of Quantitative Research and Portfolio Strategy, Portfolio Manager

SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
Gerstein Fisher Multi-Factor Growth Equity Fund	0.85%
Gerstein Fisher Multi-Factor International Growth Equity Fund	0.85%
Gerstein Fisher Multi-Factor Global Real Estate Securities Fund	0.65%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Control Number: 12345678910

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13409-S50132

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by Fund shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.**

PROPOSAL

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E13410-S50132

TRUST FOR PROFESSIONAL MANAGERS
Gerstein Fisher Funds

The undersigned holder of shares of the Gerstein Fisher Multi-Factor® Growth Equity Fund, a series of Trust for Professional Managers, hereby appoints John P. Buckel and Jennifer A. Lima, or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 28, 2016, at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Control Number: 12345678910

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13409-S50132

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by Fund shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.**

PROPOSAL

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E13410-S50132

TRUST FOR PROFESSIONAL MANAGERS
Gerstein Fisher Funds

The undersigned holder of shares of the Gerstein Fisher Multi-Factor® International Growth Equity Fund, a series of Trust for Professional Managers, hereby appoints John P. Buckel and Jennifer A. Lima, or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 28, 2016, at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Control Number: 12345678910

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13409-S50132

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by Fund shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.**

PROPOSAL

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E13410-S50132

TRUST FOR PROFESSIONAL MANAGERS
Gerstein Fisher Funds

The undersigned holder of shares of the Gerstein Fisher Multi-Factor® International Growth Equity Fund, a series of Trust for Professional Managers, hereby appoints John P. Buckel and Jennifer A. Lima, or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 28, 2016, at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE